Exhibit 99.1

Press Release

CONTACT:

Jarrod Langhans

Investor Relations

Tel: (813) 313-1732

Investorrelations@cott.com

COTT CORPORATION PRICES PUBLIC COMMON SHARE OFFERING ON A BOUGHT DEAL BASIS

TORONTO, ON and TAMPA, FL – May 26, 2015 – Cott Corporation (NYSE:COT; TSX:BCB) (“Cott” or the “Company”) today announced that it has entered into an agreement pursuant to which a syndicate of underwriters co-led by CIBC and Barclays, has agreed to purchase, on a bought deal basis, 14,100,000 common shares (16,215,000 common shares if the over-allotment described below is exercised in full) at a price of US$9.25 per share for gross proceeds to Cott of approximately US$130,425,000 (US$149,988,750 if the over-allotment option is exercised in full). Cott has also granted the underwriters an option to purchase up to an additional 2,115,000 common shares on the same terms and conditions, exercisable at any time, in whole or in part, up to 30 days after the closing of this offering.

Cott intends to use substantially all of the net proceeds of this offering to redeem all of Cott’s Series B Non-Convertible Preferred Shares and a portion of Cott’s Series A Convertible Preferred Shares. Cott believes that this application of the proceeds of this offering will assist with the elimination of certain restrictions on its ability to pursue its strategic objectives, including from time to time pursuing acquisition or expansion opportunities.

This offering is subject to customary closing conditions, including the approval of the Toronto Stock Exchange and the New York Stock Exchange, and is expected to close on or around June 3, 2015.

The common shares will be offered in the United States pursuant to a prospectus supplement to the Company’s effective registration statement dated May 26, 2015, filed with the U.S. Securities and Exchange Commission, and in each of the Provinces of Canada, except Quebec, by way of a prospectus supplement to the Company’s short form base shelf prospectus dated May 19, 2015, filed with the securities regulatory authorities in each of the Provinces of Canada except Quebec. Offers and sales of the common shares will be made only by the applicable base shelf prospectus and related prospectus supplement to be filed with the U.S. Securities and Exchange Commission and in Canada on the SEDAR website located at www.sedar.com, which will describe the terms of this offering.

A copy of the U.S. prospectus supplement and accompanying base shelf prospectus relating to this offering may be obtained, when available, from Barclays by email at

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Barclaysprospectus@broadridge.com, telephone at (888) 603-5847 or by mail from Barclays Capital Canada Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717; and a copy of the Canadian prospectus supplement and accompanying short form base shelf prospectus related to the offering of common shares may be obtained, when available, upon request from CIBC by email at useprospectus@us.cibc.com, telephone at 1-800-282-0822 or by mail from CIBC World Markets Inc., 161 Bay Street, 6th Floor, Toronto, ON, M5J 2S8.

This press release does not constitute an offer to sell or a solicitation of an offer to buy and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

ABOUT COTT CORPORATION

Cott is one of the world’s largest producers of beverages on behalf of retailers, brand owners and distributors, and has one of the broadest home and office bottled water and office coffee services distribution networks in the United States, with the ability to service approximately 90 percent of U.S. households, as well as national, regional and local offices.

Cott produces multiple types of beverages in a variety of packaging formats and sizes, including carbonated soft drinks, 100% shelf stable juice and juice-based products, clear, still and sparkling flavored waters, energy drinks and shots, sports drinks, new age beverages, ready-to-drink teas, beverage concentrates, liquid enhancers, freezables and ready-to-drink alcoholic beverages, as well as hot chocolate, coffee, malt drinks, creamers/whiteners and cereals. Cott’s large manufacturing footprint, broad distribution network, substantial research and development capability and high-level of quality and customer service enables Cott to offer its customers a strong value-added proposition of low cost, high quality products and services. In addition, Cott is now a national direct-to-consumer provider of bottled water, office coffee and water filtration services offering a comprehensive portfolio of beverage products, equipment and supplies to approximately 1.5 million customer locations through its network of over 180 warehouse, branch and distribution facilities and daily operation of over 2,200 routes.

With approximately 9,200 employees, Cott operates approximately 60 manufacturing facilities and 180 distribution facilities in the United States, Canada, the United Kingdom and Mexico. Cott also develops and manufactures beverage concentrates, which it exports to approximately 50 countries around the world.

Safe Harbor Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and forward-looking information within the meaning of applicable Canadian securities law (collectively, “forward-looking statements”)

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conveying management’s expectations as to the future based on plans, estimates and projections at the time Cott makes the statements. Forward-looking statements involve inherent risks and uncertainties and Cott cautions you that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. The forward-looking statements contained in this press release include, but are not limited to, statements related to completion of the common share offering, the anticipated closing date of the common share offering and the Company’s intended use of proceeds of the offering. The forward-looking statements are based on assumptions regarding management’s current plans and estimates, including, without limitation, the assumption that Cott will satisfy all conditions to completion of the common share offering. Management believes these assumptions to be reasonable but there is no assurance that they will prove to be accurate.

Factors that could cause actual results to differ materially from those described in this press release include, among others: our ability to compete successfully in a highly competitive beverage category; changes in consumer tastes and preferences for existing products and our ability to develop and timely launch new products that appeal to such changing consumer tastes and preferences; a loss of or a reduction in business in our legacy Cott business with key customers, particularly Walmart; consolidation of retail customers; fluctuations in commodity prices and our ability to pass on increased costs to our customers, and the impact of those increased prices on our volumes; our ability to manage our operations successfully; our ability to fully realize the potential benefit of acquisitions or other strategic opportunities that we may pursue; our ability to realize the expected benefits of recent acquisitions because of integration difficulties and other challenges; risks associated with the DS Services acquisition agreement; changes resulting from our assessment of the effectiveness of the system of internal control over financial reporting maintained by DS Services; limited financial information on which to evaluate the combined company; the incurrence of substantial indebtedness to finance the DS Services acquisition; our exposure to intangible asset risk; currency fluctuations that adversely affect the exchange rate between the U.S. dollar and the British pound sterling, the Euro, the Canadian dollar, the Mexican peso and other currencies; our ability to maintain favorable arrangements and relationships with our suppliers; our substantial indebtedness and our ability to meet our obligations under our debt agreements, and risks of further increases to our indebtedness; our ability to maintain compliance with the covenants and conditions under our debt agreements; our ability to maintain compliance with the covenants set forth in our preferred shares, and the limitations such covenants may place on our business; fluctuations in interest rates, which could increase our borrowing costs; credit rating changes; the impact of global financial events on our financial results; our ability to fully realize the expected cost savings and/or operating efficiencies from our restructuring activities; any disruption to production at our beverage concentrates or other manufacturing facilities; our ability to maintain access to our water sources; our ability to protect our intellectual property; compliance with product health and safety standards; liability for injury or illness caused by the consumption of contaminated products; liability and damage to our reputation as a result of

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litigation or legal proceedings; changes in the legal and regulatory environment in which we operate; the impact of proposed taxes on soda and other sugary drinks; enforcement of compliance with the Ontario Environmental Protection Act; the seasonal nature of our business and the effect of adverse weather conditions; the impact of national, regional and global events, including those of a political, economic, business and competitive nature; our ability to recruit, retain, and integrate new management; our ability to renew our collective bargaining agreements on satisfactory terms; disruptions in our information systems; or our ability to securely maintain our customers’ confidential or credit card information, or other private data relating to our employees or our company.

The foregoing list of factors is not exhaustive. Readers are cautioned not to place undue reliance on any forward-looking statements. Readers are urged to carefully review and consider the various disclosures, including but not limited to risk factors contained in Cott’s Annual Report on Form 10-K, its quarterly reports on Form 10-Q, its registration statement dated May 26, 2015 filed with the U.S. Securities and Exchange Commission and its Canadian base shelf prospectus dated May 19, 2015 filed on www.sedar.com, as well as other filings with the securities commissions or similar regulatory authorities in Canada and in United States. These forward-looking statements are made only as of the date of this press release and Cott does not undertake to update or revise any of these statements in light of new information, future events or otherwise, except as expressly required by applicable law.

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